UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2009
(January 29, 2009)

China Auto Logistics Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ Tianjin Province, The People’s Republic of China	(Zip Code)

(Address of principal executive offices)	300461

Registrant’s telephone number, including area code (86) 22-2576-2771

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2009, the Nasdaq Stock Market effectuated the change in China Auto Logistic Inc.’s (the “Company”) ticker symbol from “FIDM” to “CALG”. The symbol change was necessitated by the previously approved change in the Company’s name from Fresh Ideas Media, Inc. to China Auto Logistics Inc. A copy of the press release pertaining to the name change and the symbol change is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Fresh Ideas Media, Inc., dated January 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2009

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name: Tong Shiping
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of China Auto Logistics Inc., dated January 29, 2009